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                                                                   Exhibit 10.18



                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT, dated as of November 6, 2003 (this "Agreement"), by and between the Gagne First Revocable Trust (the
"Shareholder"), Kevin M. Gagne ("Gagne") and Richard L. Goble ("Goble").

         WHEREAS, the Shareholder is the record and beneficial owner of 50 shares (the "G&G Shares") of common stock, $100.00 par value (the "Common Stock"), of G & G Holdings, Inc., a Florida corporation (the "Company");

         WHEREAS, the Shareholder desires to sell and Goble desires to purchase all of the Shares, all on the terms set forth in this Agreement and the agreements referred to herein; and

         WHEREAS, the Company owns a building (the "Property") located at 1385 West State Road 434, Longwood, Florida 32750.

         NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       THE GOBLE STOCK PURCHASE.

         1.1. PURCHASE AND SALE OF GOBLE SHARES. Simultaneously with the execution of this Agreement and subject to, and on the terms and conditions of, this Agreement, Goble will purchase from the Shareholder and the Shareholder will sell, transfer, convey, assign and deliver to Goble all of the G&G Shares owned by the Shareholder free and clear of all liens, claims, restrictions and encumbrances of any kind whatsoever.

         1.2. PURCHASE PRICE FOR THE SHARES. Goble shall purchase the G&G Shares for the aggregate consideration of (a) Two Hundred and Fifty Thousand Dollars ($250,000) in cash, which shall be paid to the Shareholder, by wire transfer to an account previously designated by the Shareholder, (b) 5,100 shares (collectively, the "Empire Shares") of common stock, $0.01 par value, of Empire Financial Holding Company, a Florida corporation ("Empire Financial"), (c) a promissory note in the principal amount of Five Hundred Thousand Dollars ($500,000) (the "Gagne Indebtedness"), (d) 100,000 shares of convertible preferred stock, $.01 par value, of Empire Financial and (e) an additional amount of cash equal to one half of the cash in all accounts of the Company less one half of all accrued and unpaid expenses incurred by the Company in the ordinary course of business. Prior to the execution of this Agreement, Gagne has delivered a report which sets forth a summary of the deposits made into the Company's account since May 1, 2003, a summary of all expenses actually paid by the Company since May 1, 2003, a summary of all accrued and unpaid expenses incurred by the Company and the balance in any Company accounts maintained by the Company with Empire Financial Holding Company or any of its subsidiaries (collectively, the "Company Report").

         1.3. CLOSING. The closing of the purchase of the G&G and Empire Shares shall occur at the offices of Greenberg Traurig, P.A., 450 South Orange Avenue, Orlando, Florida 32801, on




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Shareholder:________              Gagne:________                  Goble:________

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the date hereof. Simultaneously with the execution hereof and in connection with the purchase of the G&G and Empire Shares, the following shall occur:

                  (a) The Shareholder will deliver to Goble a certificate or certificates, as the case may be, representing the G&G Shares, duly endorsed, accompanied by any necessary transfer stamps, and otherwise in form for transfer to the Company free and clear of all liens, claims, restrictions and encumbrances of any kind whatsoever.

                  (b) Goble will pay to the Shareholder the cash consideration for the G&G Shares described in Section 1.2.

                  (c) Goble will cause the Company to deliver to the Shareholder a certificate or certificates, as the case may be, representing the Empire Shares, duly endorsed, accompanied by any necessary transfer stamps, and otherwise in form for transfer to the Shareholder, free and clear of all liens, claims, restrictions and encumbrances of any kind whatsoever.

2.       REPRESENTATIONS AND WARRANTIES.

         2.1. REPRESENTATIONS AND WARRANTIES OF GAGNE AND THE SHAREHOLDER. The Shareholder and Gagne hereby represents and warrants to Goble as follows:

                  (a) CORPORATE POWER. The Shareholder has the requisite trust power and authority to enter into this Agreement and consummate the transactions contemplated hereby.

                  (b) AUTHORITY. This Agreement and the transactions contemplated hereby have been authorized by all necessary trust action of the Shareholder and is a valid and binding agreement of the Shareholder enforceable against the Shareholder in accordance with its terms.

                  (c) NO DEFAULTS. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company, do not and will not constitute a breach or violation of, or a default under, the trust agreement of the Shareholder.

                  (d) COMPANY REPORT. To the knowledge of Gagne, the Company Report is true and correct in all material respects.

                  (e) BASE RENT AND ADDITIONAL RENT. The Company has received payment in full of the base rent and the additional rent for the each of the months May, June and July, 2003 from Empire Financial Holding Company pursuant to the applicable lease agreements.

                  (f) COMPANY EXPENSES. To the knowledge of Gagne, the Company is not past due in the payment of any expenses incurred by the Company.

                  (g) IMPROVEMENTS; LIENS. Gagne has not approved or authorized any improvements, alterations or repairs to the Property since May 1, 2003 and has not employed any contractor, subcontractor, laborer or materialman, or other party who has any right to a mechanic's lien against the Property or any part thereof.

                  (h) POSSESSION. Gagne has not authorized any party to possess, or claim




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Shareholder:________              Gagne:________                  Goble:________

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possession to, the Property or any part thereof, other than those who properly entered into leases with the Company and has not and will not execute any instrument or document that could adversely affect the title to the Property or create a lien or encumbrance upon the Property.

         2.2. REPRESENTATIONS AND WARRANTIES OF GOBLE. Goble represents and warrants to the Shareholder that this Agreement is a legal, valid and binding obligation of Goble, enforceable against Goble in accordance with its terms.

3.       MISCELLANEOUS.

         3.1. NO ASSIGNMENT. Except as provided herein, the parties hereby represent and warrant to each other that they have not made any sale, assignment, transfer, conveyance or other disposition of any of their actual or potential claims, actions, cross-claims, counterclaims, defenses and causes of action against each other and that they are authorized to execute, deliver and perform under this Agreement.

         3.2. SURVIVAL AND TERMINATION. All representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement for a period of three months.

         3.3. TIME IS OF THE ESSENCE. Time is of the essence.

         3.4. VENUE. Sole and exclusive venue for enforcement of this Agreement and any subsequent court proceedings thereon or relating thereto shall be in the trial courts in and for Seminole County, Florida.

         3.5. WAIVER. The failure of any party to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but the parties hereto shall have the right to declare any such default at any time. No waiver by any party of a default by another party shall be implied, and no express waiver by any party shall affect any default other than the default specified in such waiver and then only for the time and extension stated therein. No waiver of any term, provision, condition or covenant of this Agreement by any party shall be deemed to imply or constitute a further waiver by any party of any other term, provision, condition or covenant of this Agreement. Notwithstanding any applicable law, the terms of this Section and the other provisions of this Agreement may not be waived by any prior, contemporaneous, concurrent, or subsequent course of dealing, course of conduct or trade practice.

         3.6. ARMS-LENGTH AGREEMENT. The parties hereto mutually acknowledge and agree that this Agreement and the matters memorialized herein have been fully negotiated with the assistance of counsel at arms-length. The parties further stipulate and agree that (a) the choice of law, venue and jurisdiction clauses contained in this Agreement are reasonable, (b) neither party had overwhelming bargaining power and (c) all parties were represented by counsel of their choice and were fully advised concerning this Agreement.

         3.7. ENTIRE AGREEMENT. The parties are not relying upon any prior, contemporaneous, or concurrent oral, tacit, or written representation, statement, letter agreement, understanding,




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Shareholder:________              Gagne:________                  Goble:________

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side-deal, inducement, warranty, or utterance as an inducement to enter into this Agreement. This written Agreement constitutes the entire understanding of the parties with respect to the disposition of the matters contained herein and all oral, tacit, or written representations, side-deals, conversations, inducements, understandings, warranties, utterances or agreements made prior to, contemporaneously with, and/or concurrently with the execution and delivery of this Agreement are merged into this written document and are of no further force and effect.

         3.8. MODIFICATIONS. No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing and signed by all parties to this Agreement. Notwithstanding any applicable law, the terms of this Section and all other provisions of this Agreement may not be waived by any prior, contemporaneous, concurrent, or subsequent course of dealing, course of conduct, trade practice or attempted modification.

         3.9. SUCCESSORS AND PARTIES IN INTEREST. This Agreement is binding upon all parties and, as applicable, its or his respective officers, directors, shareholders, affiliates, parent companies, subsidiaries, related entities, employees, representatives, legal representatives, assigns, transferees, predecessors, heirs, partners, principals, attorneys and agents.

         3.10. CONSTRUCTION. This Agreement was negotiated and prepared jointly by the parties hereto and their respective legal counsel. The provisions of this Agreement shall be construed according to their fair meaning and neither for nor against any party hereto irrespective of which party caused such provisions to be drafted. The headings in this Agreement are only for convenience and cannot be used in interpretation.

         3.11. ATTORNEYS' FEES. In any proceeding to enforce or concerning this Agreement, in addition to any other relief that the prevailing party may be entitled to, the prevailing party shall be entitled to recover their attorneys' fees and costs incurred at the trial and appellate levels, including, without limitation, any attorneys' fees and costs incurred in litigating the entitlement to and amount of such attorneys' fees and costs.

         3.12. CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the State of Florida, and any dispute arising out of, connected with, related to, or incidental to the relationship between the parties in connection with this Agreement, whether arising in tort, contract, equity or otherwise, shall be resolved in accordance with the internal laws (as opposed to the conflicts of laws provisions) and decisions of the State of Florida.

         3.13. SEVERABILITY. Wherever possible, each portion of this Agreement shall be interpreted in such a manner as to be valid, effective and enforceable under the applicable law. If any portion of this Agreement is held to be invalid, illegal, against public policy or unethical by a court of competent jurisdiction or other regulatory or administrative authority, under the terms hereof, such provision shall be severed therefrom and such invalidity shall not affect any other portion of this Agreement, the balance of which shall remain in, and have its intended, full force and effect.

         3.14. NOTICES. All notices permitted under this Agreement shall be sent to:





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Shareholder:________              Gagne:________                  Goble:________

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                  FOR GOBLE:               282 Snowfields Run
                                           Lake Mary, Florida 32746
                                           Facsimile: 407.805.0900

                  WITH A COPY TO:          Lee & Amtzis, P.L.
                                           5550 Glades Road, Suite 401
                                           Boca Raton, Florida  33431
                                           Attn: Eric Lee, Esq.
                                           Facsimile: 561.981.9980


                  FOR GAGNE AND THE        1911 Lake Markham Preserve Trail
                  SHAREHOLDER:             Sanford, Florida 32771
                                           Facsimile: 407.682.1664

                  WITH A COPY TO:          Fisher, Rushmer, Werrenrath, Dickson,
                                           Talley & Dunlap, P.A.
                                           20 North Orange Avenue, Suite 1500
                                           Orlando, Florida  32802
                                           Attn:  James M. Talley, Esq.
                                           Facsimile: 407.422-1080

or such other addresses which the parties may designate in writing from time to time.

         3.15. COUNTERPARTS. If the parties deem it expedient, this Agreement may be executed in counterparts with each counterpart being of equal dignity.

         3.16. FURTHER DOCUMENTS. In the event that further documents are required or permitted to be executed in order to effectuate the purposes of this Agreement, then each of the Shareholder and Goble hereby covenant and agree that they shall execute such documents within three business days of receipt of such request, together with a copy of the proposed documents.

         3.17. MUTUAL SIGNATURE. The parties expressly acknowledge and agree that this Agreement is not binding on any party unless and until it has been signed by all parties in the spaces provided below or in counterparts.

         3.18. LEGALITY. The parties represent, warrant and covenant that they know of no reason why this Agreement is in violation of any federal, state, or local statute, regulation, rule or ordinance.

         3.19. JURY TRIAL. AS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT, THE PARTIES HEREBY WAIVE ANY RIGHT TO A JURY TRIAL OR





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Shareholder:________              Gagne:________                  Goble:________
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TO HAVE A JURY PARTICIPATE IN RESOLVING A DISPUTE, WHETHER SOUNDING IN TORT,
CONTRACT, EQUITY, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement on the date first set forth above.

                                       GAGNE FIRST REVOCABLE TRUST, a
                                       revocable living trust



                                       By: /s/ KEVIN M. GAGNE
                                           -------------------------------------
                                           Kevin M. Gagne
                                           Trustee

                                       KEVIN M. GAGNE, an individual



                                       /s/ KEVIN M. GAGNE
                                       -----------------------------------------
                                           Kevin M. Gagne


                                       RICHARD L. GOBLE, an individual



                                       /s/ RICHARD L. GOBLE
                                       -----------------------------------------
                                           Richard L. Goble








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